                                                                  EXHIBIT 10(ad)

                                OMNIBUS AMENDMENT

            THIS OMNIBUS AMENDMENT (this "Amendment"), dated as of December 27, 2005, is entered into by and among PULTE FUNDING, INC., as the borrower (the "Borrower") and as the buyer (the "Buyer"), PULTE MORTGAGE LLC ("Pulte Mortgage"), as a seller (the "Seller") and the servicer (the "Servicer"), ATLANTIC ASSET SECURITIZATION LLC, as an issuer ("Atlantic"), LA FAYETTE ASSET SECURITIZATION LLC, as an issuer ("La Fayette"), CALYON NEW YORK BRANCH, as a bank ("Calyon New York"), as a managing agent and as the administrative agent (the "Administrative Agent"), LLOYDS TSB BANK PLC, as a bank ("Lloyds"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a bank and as a managing agent ("JPMC"), JUPITER SECURITIZATION CORPORATION, as an issuer ("Jupiter"), and LASALLE BANK NATIONAL ASSOCIATION, as the collateral agent ("LaSalle"). Capitalized terms used and not otherwise defined herein are used as defined in the related Operative Documents (as defined below).

                                    RECITALS

            WHEREAS, the Borrower, Atlantic, La Fayette, Jupiter, Calyon New York, as a bank, a managing agent and as Administrative Agent, JPMC, as a bank and as a managing agent, Lloyds, as a bank, and the Servicer entered into that certain Second Amended and Restated Loan Agreement, dated as of August 19, 2005 (the "Loan Agreement");

            WHEREAS, the Borrower, the Administrative Agent and LaSalle entered into that certain Second Amended and Restated Collateral Agency Agreement (the "Collateral Agency Agreement"), dated as of August 19, 2005;

            WHEREAS, the Seller and the Buyer entered into that certain Master Repurchase Agreement, dated as of December 22, 2000, as supplemented by the Second Amended and Restated Addendum to Master Repurchase Agreement, dated as of August 19, 2005, between the Seller and the Buyer (the "Repurchase Agreement");

            WHEREAS, certain parties hereto entered into the Transaction Documents (as defined in the Loan Agreement) (the Loan Agreement, the Collateral Agency Agreement, the Repurchase Agreement and the Transaction Documents collectively, the "Operative Documents"); and

            WHEREAS, the parties hereby desire and consent to amend the Operative Documents as provided in this Amendment.

            NOW, THEREFORE, the parties agree as follows:

      Section 1. Amendments to the Loan Agreement.

            (a) The definition of "Advance Rate" is hereby deleted in its entirety and replaced with the following:

            "Advance Rate" means (i) with respect to a Conforming Loan (including a Forty Year Conforming Loan) or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Second Lien Loan or a Super Jumbo Loan, ninety-five percent (95%) and (iv) with respect to a Subprime Loan, ninety percent (90%).

            (b) The definition of "Alt-A Loan" is hereby amended by adding the words "or is covered by a Hedge" after the words "such Mortgage Loan," in clause
(3) thereof.

            (c) The definition of "Bank Commitment" is hereby deleted in its entirety and replaced with the following:

            "Bank Commitment" means, (a) with respect to Calyon New York, Lloyds and JPMorgan, in its capacity as a Bank, the amount set forth on
            Schedule I hereto, and (b) with respect to a Bank that has entered into an Assignment and Acceptance, the amount set forth therein as such Bank's Bank Commitment, in each case as such amount may be reduced by each Assignment and Acceptance entered into between such Bank and an Eligible Assignee, and as may be further reduced (or terminated) pursuant to the next sentence. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Second Restated Agreement shall (unless otherwise agreed by all the Banks) reduce ratably (or terminate) each Bank's Bank Commitment; provided, however, that, any reduction of the Maximum Facility Amount pursuant to the terms of this Second Restated Agreement up to an amount equal to the Increased Amount shall not be applied pro rata to the Banks and shall be applied to reduce the Bank Commitment of only Calyon. At no time shall the aggregate Bank Commitments of all Banks exceed the Maximum Facility Amount.

            (d) The proviso to the definition of "Collateral Value' is hereby amended by (i) deleting the word "and" at the end of clause (j) therein, (ii) deleting "." at the end of clause (k) therein and replacing it with "; and" and
(iii) inserting the following clause l at the end thereof:

            (l) at any time, the portion of total Collateral Value that may be attributable to Forty Year Conforming Loans shall not exceed ten percent (10%) of the Maximum Facility Amount.

            (e) The definition of "Eligible Mortgage Loan" is hereby amended by adding the words "(or, with respect to Forty Year Conforming Loan, 40 years)" after the words "30 years" in clause (a) therein and by adding the words "or is covered by a Hedge" after the words "Take-Out Commitment from an Approved Investor" in clause (f) therein.

            (f) Article I is hereby amended by inserting the following definition immediately after the definition of "Fitch":

            "Forty Year Conforming Loan" means a Conforming Loan with an original term to maturity of forty (40) years.

            (g) Article I is hereby amended by inserting the following definition immediately after the definition of "Group Bank Commitment Percentage":

            "Hedge" means a Take-Out Commitment in the form of a forward purchase agreement or similar hedging agreement.

            (h) The definition of "Hedge Report" is hereby amended by deleting the word "trades" therein and replacing it with the words "Take-Out Commitments (including Hedges)" at the first occurrence thereof and "Take-Out Commitments" at the second occurrence thereof.

            (i) Article I is hereby amended by inserting the following definitions immediately after the definition of "HUD":

            "Increased Amount" means $50,000,000.

            "Increased Principal Debt" means an amount up to the Increased Amount advanced by Calyon New York and/or its related Issuers.

            (j) The definition of "Issuer Facility Amount" is hereby deleted in its entirety and replaced with the following:

            "Issuer Facility Amount" means (a) with respect to Atlantic and La Fayette on an aggregate basis, $350,000,000, and (b) with respect to Jupiter on an aggregate basis, $250,000,000. Any reduction (or termination) of the Maximum Facility Amount pursuant to the terms of this Second Restated Loan Agreement shall reduce ratably (or terminate) the Issuer Facility Amount of each Issuer; provided, however, that, any reduction of the Maximum Facility Amount pursuant to the terms of this Agreement up to an amount equal to the Increased Amount shall not be applied pro rata to the Issuers and shall reduce the Issuer Facility Amount of only La Fayette and Atlantic.

            (k) The definition of "Jumbo Loan" is hereby amended by adding the words "or is covered by a Hedge" after the words "such Mortgage Loan," in clause
(2) thereof.

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

            (l) The definition of "Maximum Facility Amount" is hereby deleted in its entirety and replaced with the following:

            "Maximum Facility Amount" means $600,000,000, as such amount may be reduced pursuant to Section 2.1(c) of this Second Restated Loan Agreement.

            (m) The definition of "Take-Out Commitment" is hereby amended by deleting "." at the end of the proviso in the first sentence therein and inserting the following proviso:

            provided, further, that a Fannie Mae, Freddie Mac or Ginnie Mae forward purchase agreement or similar hedge agreement (a "Hedge") will constitute a Take-Out Commitment if it has been assigned to the Borrower and if a perfected and first priority security interest in it has been granted to the Administrative Agent.

            (n) The definition of "Second Lien Loan" is hereby deleted in its entirety and replaced with the following definition:

            "Second Lien Loan" means a Mortgage Loan secured by particular property with respect to which at least one other higher-priority Mortgage Loan exists secured by the same property and which Mortgage Loan matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan or is covered by a Hedge.

            (o) The definition of "Uncovered Mortgage Loan" is hereby amended by adding the following sentence at the end of the definition:

            For the avoidance of doubt, a Mortgage Loan covered by a Hedge is not an Uncovered Mortgage Loan.

            (p) Section 2.7(c)(iii) is hereby amended by inserting the following subclause (D) immediately after subclause (C) therein:

            On each Settlement Date, an amount equal to the unpaid Increased Principal Debt payable to Calyon New York and/or its related Issuers shall be paid to the Managing Agent's Account related to Calyon New York until the Increased Principal Debt owing to Calyon New York and/or its related Issuers is reduced to zero; provided that, if the application of such amounts to the reduction of the Increased Principal Debt owed to Calyon New York and/or its related Issuers would cause a Default or an Event of Default to occur or there is otherwise an Default or Event of Default in existence, then, instead of such application, Collections shall be paid to each Managing Agent's Account pro rata in proportion to the outstanding Principal Debt (including the Increased Principal Debt) owing to the Lenders in each Group.

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            (q) Section 2.7(c)(iii) is hereby amended by re-numbering the existing subclause (D) as subclause (E).

            (r) Section 6.17 is hereby deleted in its entirety and replaced with the following:

           6.17. Take-Out Commitments.

            The Borrower shall cause the Originator to obtain, and maintain in full force and effect, Take-Out Commitments (including Hedges) reflecting total Approved Investor obligations, as of each date of determination, with an aggregate purchase price equal to the total of the original principal balances of the Borrower's entire portfolio of Mortgage Loans. Each of such Take-Out Commitments shall reflect only those terms and conditions as are permitted hereunder or are acceptable to the Administrative Agent and the Managing Agents. Each Mortgage Loan in the Originator's portfolio shall be covered by a loan specific take-out commitment or a hedge or shall be reflected in the Originator's books as an investment loan as of each date of determination. All investment loans in the Originator's portfolio are Non-Conforming Loans.

            (s) Schedule I is hereby deleted in its entirety and replaced with
Schedule I, Bank Commitments and Percentages, attached hereto.

      Section 2. Amendments to the Repurchase Agreement.

            (a) The definition of "Advance Rate" is hereby deleted in its entirety and replaced with the following:

            "Advance Rate" means (i) with respect to a Conforming Loan (including a Forty Year Conforming Loan) or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Second Lien Loan or a Super Jumbo Loan, ninety-five percent (95%) and (iv) with respect to a Subprime Loan, ninety percent (90%).

            (b) The definition of "Alt-A Loan" is hereby amended by adding the words "or is covered by a Hedge" after the words "such Mortgage Loan," in clause
(3) thereof.

            (c) The proviso to the definition of "Collateral Value' is hereby amended by (i) deleting the word "and" at the end of clause (j) therein, (ii) deleting "." at the end of clause (k) therein and replacing it with "; and" and
(iii) inserting the following clause l at the end thereof:

            (l) at any time, the portion of total Collateral Value that may be attributable to Forty Year Conforming Loans shall not exceed ten percent (10%) of the Maximum Facility Amount.

            (d) The definition of "Eligible Mortgage Loan" is hereby amended by adding the words "(or, with respect to Forty Year Conforming Loan, 40 years)" after the words "30 years" in clause (a) therein and by adding the words "or is covered by a Hedge" after the words "Take-Out Commitment from an Approved Investor" in clause (f) therein.

            (e) Article I is hereby amended by inserting the following definition immediately after the definition of "Fitch":

            "Forty Year Conforming Loan" means a Conforming Loan with an original term to maturity of forty (40) years.

            (f) Article I is hereby amended by inserting the following definition immediately after the definition of "Group Bank":

            "Hedge" means a Take-Out Commitment in the form of a forward purchase agreement or similar hedging agreement.

            (g) The definition of "Hedge Report" is hereby amended by deleting the word "trades" therein and replacing it with the words "Take-Out Commitments (including Hedges)" at the first occurrence thereof and "Take-Out Commitments" at the second occurrence thereof.

            (h) The definition of "Jumbo Loan" is hereby amended by adding the words "or is covered by a Hedge" after the words "such Mortgage Loan," in clause
(2) thereof.

            (i) The definition of "Second Lien Loan" is hereby deleted in its entirety and replaced with the following definition:

            "Second Lien Loan" means a Mortgage Loan secured by particular property with respect to which at least one other higher-priority Mortgage Loan exists secured by the same property and which Mortgage Loan matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan or is covered by a Hedge.

            (j) The definition of "Take-Out Commitment" is hereby amended by deleting "." at the end of the proviso in the first sentence therein and inserting the following proviso:

            provided, further, that a Fannie Mae, Freddie Mac or Ginnie Mae forward purchase agreement or similar hedge agreement (a "Hedge") will constitute a Take-Out Commitment if it has been assigned to the Borrower and if a perfected and first priority security interest in it has been granted to the Administrative Agent.

            (k) The definition of "Uncovered Mortgage Loan" is hereby amended by adding the following sentence at the end of the definition:

            For the avoidance of doubt, a Mortgage Loan covered by a Hedge is not an Uncovered Mortgage Loan.

      Section 3. Amendments to the Collateral Agency Agreement.

            (a) The definition of "Advance Rate" is hereby deleted in its entirety and replaced with the following:

            "Advance Rate" means (i) with respect to a Conforming Loan (including a Forty Year Conforming Loan) or a Jumbo Loan (other than a Super Jumbo Loan), ninety-eight percent (98%), (ii) with respect to an Alt-A Loan, ninety-seven percent (97%), or, if a FICO Score Trigger Event has occurred and is continuing, as reported to the Collateral Agent by the Servicer in the most recent Servicer Monthly Report, then zero, (iii) with respect to a Second Lien Loan or a Super Jumbo Loan, ninety-five percent (95%) and (iv) with respect to a Subprime Loan, ninety percent (90%).

            (b) The definition of "Alt-A Loan" is hereby amended by adding the words "or is covered by a Hedge" after the words "such Mortgage Loan," in clause
(3) thereof.

            (c) The proviso to the definition of "Collateral Value' is hereby amended by (i) deleting the word "and" at the end of clause (j) therein, (ii) deleting "." at the end of clause (k) therein and replacing it with "; and" and
(iii) inserting the following clause l at the end thereof:

            (l) at any time, the portion of total Collateral Value that may be attributable to Forty Year Conforming Loans shall not exceed ten percent (10%) of the Maximum Facility Amount.

            (d) The definition of "Eligible Mortgage Loan" is hereby amended by adding the words "(or, with respect to Forty Year Conforming Loan, 40 years)" after the words "30 years" in clause (a) therein and by adding the words "or is covered by a Hedge" after the words "Take-Out Commitment from an Approved Investor" in clause (f) therein.

            (e) Article I is hereby amended by inserting the following definition immediately after the definition of "Fitch":

            "Forty Year Conforming Loan" means a Conforming Loan with an original term to maturity of forty (40) years.

            (f) Article I is hereby amended by inserting the following definition immediately after the definition of "Governmental Requirement":

            "Hedge" means a Take-Out Commitment in the form of a forward purchase agreement or similar hedging agreement.

            (g) The definition of "Hedge Report" is hereby amended by deleting the word "trades" therein and replacing it with the words "Take-Out Commitments (including Hedges)" at the first occurrence thereof and "Take-Out Commitments" at the second occurrence thereof

            (h) The definition of "Jumbo Loan" is hereby amended by adding the words "or is covered by a Hedge" after the words "such Mortgage Loan," in clause
(2) thereof.

            (i) The definition of "Maximum Facility Amount" is hereby deleted in its entirety and replaced with the following:

            "Maximum Facility Amount" means $600,000,000, as such amount may be reduced pursuant to Section 2.1(c) of the Second Restated Loan Agreement.

            (j) The definition of "Second Lien Loan" is hereby deleted in its entirety and replaced with the following definition:

            "Second Lien Loan" means a Mortgage Loan secured by particular property with respect to which at least one other higher-priority Mortgage Loan exists secured by the same property and which Mortgage Loan matches all applicable requirements for purchase under the requirements of a Take-Out Commitment specifically issued for the purchase of such Mortgage Loan or is covered by a Hedge.

            (k) The definition of "Take-Out Commitment" is hereby amended by deleting "." at the end of the proviso in the first sentence therein and inserting the following proviso:

            provided, further, that a Fannie Mae, Freddie Mac or Ginnie Mae forward purchase agreement or similar hedge agreement (a "Hedge") will constitute a Take-Out Commitment if it has been assigned to the Borrower and if a perfected and first priority security interest in it has been granted to the Administrative Agent.

            (l) The definition of "Uncovered Mortgage Loan" is hereby amended by adding the following sentence at the end of the definition:

            For the avoidance of doubt, a Mortgage Loan covered by a Hedge is not an Uncovered Mortgage Loan.

      Section 4. Operative Documents in Full Force and Effect as Amended.

            Except as specifically amended hereby, all of the provisions of the Operative Documents and all of the provisions of all other documentation required to be delivered with respect thereto shall remain in full force and effect from and after the date hereof.

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

      Section 5. Miscellaneous.

            (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which, when taken together, shall not constitute a novation of any Operative Document but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of each Operative Document, as amended by this Amendment, as though such terms and conditions were set forth herein.

            (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

            (c) This Amendment may not be amended or otherwise modified except as provided in each respective Operative Agreement.

            (d) This Amendment and the rights and obligations of the parties under this amendment shall be governed by and construed and interpreted in accordance with the laws of the state of New York without reference to its conflict of laws provisions.

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

            IN WITNESS WHEREOF, the parties have agreed to and caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 PULTE FUNDING, INC.,
                                 as the Borrower and the Buyer

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 PULTE MORTGAGE LLC,
                                 as the Servicer and the Seller

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 CALYON NEW YORK BRANCH,
                                 as a Bank, as a Managing Agent and as the Administrative Agent

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 ATLANTIC ASSET SECURITIZATION LLC,
                                 as an Issuer

                                 By: Calyon New York Branch, as Attorney-In-Fact

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    By:_________________________________________
                                       Name:
                                       Title:

                                 LA FAYETTE ASSET SECURITIZATION LLC,
                                 as an Issuer

                                 By: Calyon New York Branch, as Attorney-In-Fact

                                    By:_________________________________________
                                       Name:
                                       Title:

                                    By:_________________________________________
                                       Name:
                                       Title:

                                 LLOYDS TSB BANK PLC,
                                 as a Bank

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Bank and as a Managing Agent

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 JUPITER SECURITIZATION CORPORATION,
                                 as an Issuer

                                 By:____________________________________________
                                    Name:
                                    Title:

                                 LASALLE BANK NATIONAL ASSOCIATION,
                                 as the Collateral Agent

                                 By:____________________________________________
                                    Name:
                                    Title:

                                   SCHEDULE I

                        BANK COMMITMENTS AND PERCENTAGES

                                                                Bank Commitment
              Bank                            Bank Commitment     Percentage
              ----                            ---------------   ---------------
CALYON NEW YORK BRANCH*                        $ 225,000,000        37.50%

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION**    $ 250,000,000        41.67%

LLOYDS TSB BANK PLC*                           $ 125,000,000        20.83%

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*     Part of the Calyon New York Group, related to Atlantic and La Fayette.

**    Part of the JPMorgan Group, related to Jupiter.